10.26.33+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT NO. 33
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 33 (“Amendment”), effective as of September 30, 2019 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to amend the Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	As of [*****], in Attachment V, Section 3, under the heading [*****] , delete the following table:

“[*****]

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Subtotal	[*****]
[*****]	[*****]
Total	[*****]
“

and replace it with the following:

“[*****]

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Subtotal	[*****]
[*****]	[*****]
Total	[*****]
“

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.26.33+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

2.	As of [*****], in Attachment V, Section 3, under the heading [*****] , delete the following table:

“[*****]

	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		[*****]
[*****]		[*****]
Subtotal	[*****]	[*****]
[*****]	[*****]	[*****]
Total	[*****]	[*****]
“

and replace it with the following:

“[*****]

	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		n/a
[*****]		n/a
Subtotal	[*****]	[*****]
[*****]	[*****]	[*****]
Total	[*****]	[*****]
“

3.	As of [*****], in Attachment V, Section 3, under the heading [*****] , delete the following table:

“[*****]

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Subtotal	[*****]
[*****]	[*****]
Total	[*****]
“

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.26.33+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

and replace it with the following:

“[*****]

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Subtotal	[*****]
[*****]	[*****]
Total	[*****]
“

4.	As of [*****], in Attachment V, Section 3, under the heading [*****] , delete the following table:

“[*****]

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Subtotal	[*****]
[*****]	[*****]
Total	[*****]
“

and replace it with the following:

“[*****]

[*****]
[*****]	[*****]
[*****]	[*****]
Subtotal	[*****]
[*****]	[*****]
Total	[*****]
“

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.26.33+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

5.	In Attachment V, after Section 20, add the following new section:

“21. For purposes of Amendment No. 33, the parties approve and agree to implement the requirements of the [*****] listed below and the fees associated with these [*****]s shall be [*****].

MY	[*****]	PO #	Description	PO price
[*****]		[*****]	[*****]	$[*****]
[*****]	[*****]		[*****]	$n/a
[*****]		[*****]	[*****]	[*****]
			Subtotal	[*****]
”

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Software Buyer Date: 1/14/2020	TELENAV, INC. By: /s/ Adeel Manzoor (Signature) Name: Adeel Manzoor (Printed Name) Title: CFO Date: 1/23/2020

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.